UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

450 Fifth Street NW
Washington, D.C. 29549

Form 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):      March 24, 2005

THE CATO CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-31340	56-0484485

(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification Number)

8100 Denmark Road, Charlotte, North Carolina	28273-5975

(Address of Principal Executive Offices)	(Zip Code)

(704) 554-8510

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry Into a Material Definitive Agreement.

On March 24, 2005, Compensation Committee of the Board of Directors of The Cato Corporation (the “Company”) met and took action with respect to the establishment of base salaries for fiscal year 2005 for the Company’s named executive officers (as defined in Item 402(a)(3) of Regulation S-K) and approval of incentive bonus payments to the named executive officers based on the achievement of performance criteria during fiscal year 2004 The amounts of these salary and bonus awards are described on Exhibit 99.1 attached hereto and incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits

Exhibit 99.1 – Salary Determinations and Bonus Awards for Named Executive Officers

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE CATO CORPORATION

March 30, 2005	/s/ John P. Derham Cato

Date	John P. Derham Cato Chairman, President and Chief Executive Officer

March 30, 2005	/s/ Michael O. Moore

Date	Michael O. Moore Executive Vice President Chief Financial Officer and Secretary

Exhibit Index

Exhibit	Exhibit No.
Salary Determinations and Bonus Awards for Named Executive Officers	99.1

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